UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) April 9, 2018 (April 5, 2018)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

ITEM 5.04     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On April 5, 2018, Panhandle Oil and Gas Inc. (“Panhandle” or “Company”) sent a blackout trading restriction notice to its executive officers and directors (the “BTR Notice”) informing them that they would be prohibited from engaging in certain transactions involving the Company’s common stock, during a blackout period (the “Blackout Period”) under the Panhandle Oil and Gas Inc. Employee Stock Ownership and 401(k) Plan (the “Plan”). The BTR Notice indicated that the Blackout Period will begin on April 25, 2018, and is expected to end the week of May 20, 2018, or later if data transfer delays occur. Notification will be sent to Plan participants, beneficiaries and Panhandle’s directors and executive officers if delays occur. A copy of the BTR Notice is attached as Exhibit 99 to this report and is incorporated herein by reference.

The reason for the Blackout Period is to facilitate the transfer of Plan recordkeeping and investment management services to Principal Life Insurance Company. During the Blackout Period participants in the Plan will be unable to take distributions from their Plan accounts, or direct or diversify their Plan investments, including with respect to Panhandle common stock.

The Company’s directors and executive officers were furnished notice of the Blackout Period on April 5, 2018. Plan participants and beneficiaries were furnished notice of the Blackout Period on March 22, 2018.

Inquiries relating to the Blackout Period may be directed to Lonnie J. Lowry, Corporate Secretary, at Panhandle Oil and Gas Inc., 5400 North Grand Boulevard, Suite 300, Oklahoma City, OK 73112, or by telephone at (405) 948-1560.

ITEM 9.01     Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
99	Blackout Trading Restriction Notice provided to executive officers and directors of Panhandle Oil and Gas Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Paul F. Blanchard Jr.
Paul F. Blanchard Jr.,
President and CEO

DATE:	April 9, 2018